UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On September 26, 2023, Allegiant Travel Company (the “Company’) and John Redmond entered into a separation agreement under which Mr. Redmond resigned as chief executive officer and as a Director of the Company. Under the terms of the separation agreement, Mr. Redmond is entitled to a pro rata vesting of shares of restricted stock previously granted to him (which will result in 12,667 shares becoming vested). The separation agreement provides for the termination of Mr. Redmond’s employment agreement and the cancellation of all other shares of stock and stock options granted to him under the employment agreement. Under the separation agreement, Mr. Redmond will be subject to a noncompete (limited to hotel business in Florida) and nonsolicitation agreement for two years and a confidentiality agreement for five years.

Item 1.02    Termination of a Material Definitive Agreement.

On September 26, 2023, the Company and John Redmond agreed to the termination of his Employment Agreement dated as of June 1, 2022. See Item 1.01 above.

Section 5    Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.

As of September 26, 2023, Maurice (Maury) Gallagher, the Company’s executive chairman and former chief executive officer, resumed the duties of chief executive officer as John Redmond has resigned as chief executive officer and as a Director of the Company. Mr. Gallagher will receive a base salary of $750,000 per year for his services as chief executive officer and will receive a $750,000 bonus in February 2024 for services during 2023, including his service as executive chairman prior to this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2023	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Robert Neal
	Name:	Robert Neal
	Title:	Senior Vice President, Chief Financial Officer